Exhibit 10.1
                                                                    3/31/97 10-Q

[[Note: Employee Solutions, Inc. has requested confidential treatment for certain portions of this document. The portions for which confidential treatment has been requested, and which are redacted herein, are designated by "****" marks herein.]]


                              REINSURANCE AGREEMENT
                              ---------------------


         This Reinsurance Agreement effective May 1, 1995, between Reliance National Indemnity Company and Reliance Insurance Company, insurance corporations with business offices at 77 Water Street, New York, New York (the "Company") and Camelback Insurance Ltd., an insurance corporation with its principal business office at c/o American International, Ltd., 29 Richmond Road, P.O. Box HM 152, Hamilton, Bermuda HM AX (the "Reinsurer")

         In consideration of the payment of the reinsurance premium, and subject to the terms, conditions and limits of liability set forth below, the Reinsurer does hereby reinsure the Company in respect of the Company's Policies.

ARTICLE I.        DEFINITIONS

         The following terms shall have these meanings:

         A. "Policy" or "Policies" - Policies of insurance and any extension or renewals including endorsements written through Alexander & Alexander of Arizona, Inc. and ESI Risk Management Agency, Inc. under Producer Code Numbers 80581 and 82344 respectively, and issued on behalf of the Company to Employee Solutions, Inc., first named insured, and as described in Schedule I to this Agreement.

         B. "Incurred Losses" - All Paid Losses, plus reserves for unpaid Losses
         both  reported  and   unreported   attributable   to  Policies  and  as
         established by the Company.

         C. "Paid Losses" - Payments for claims under the Policies, including any Deductible Amounts made by the Company, and not reimbursed by the Insured;

         D. "Allocated Loss Adjustment Expenses" - Expenses that the Company, or any claims administrator, under the Company's accounting practices, directly allocates to a particular claim which shall include expenses paid by the Company in connection with the Policies, whether or not related to Paid Losses, and any other expenses paid by the Company in
         connection  with  the   administration  of  claims  arising  under  the
         Policies, not
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         including  Unallocated Loss Adjustment  Expenses.  These Allocated Loss
         Adjustment Expenses may include: attorney's fees, court costs and related costs such as filing fees; the costs of medical examinations, expert medical or other review or testimony, laboratory services, x-rays, autopsies; and the costs for stenographic services, witnesses, summonses and copies of documents. Allocated Loss Adjustment Expenses shall also include expenses incurred in connection with determining
         questions  of  the  construction  of  Policies,   their  validity,  and
         proceedings to determine the rights, duties or obligations if any of any Insureds or parties to the Policies. Allocated Loss Adjustment Expenses do not include Unallocated Loss Adjustment Expenses.

         E. "Unallocated Loss Adjustment Expenses" - Expenses which are not directly allocated to a particular claim and shall include the expenses of the Company's employees or of a claims administrator including their salaries and traveling expenses, and the Company's overhead.

         F. "Return Premiums" - Amounts payable to Insureds under Policies as return of unearned premiums on canceled or amended policies, adjustments arising out of premium audits or as required by law or rating plans, or as dividends.

         G. Terms defined or given special meanings within Policies have the same meanings in this Agreement as those given to them in the Policies.

         H. Other terms or phrases may be given special meanings within this Agreement.

ARTICLE II.       COVERAGE

         The Reinsurer is liable to the Company under this Agreement for the following:

         A.       Workers' Compensation
                  ---------------------

                  1. Up to and including the first $250,000 of Incurred Losses covered under Part One - Workers' Compensation Insurance of Policies described as Workers' Compensation in Schedule I arising out of any accident involving one or more employees of an Insured; plus all Allocated Loss Adjustment Expenses attributable to such Losses.

                  2. Up to and including the first $250,000 of Incurred Losses covered under Part One - Workers' Compensation Insurance of Policies described as Workers' Compensation in Schedule I arising out of occupational disease affecting any one employee of the Insured; plus all
                                        2
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                  Allocated  Loss  Adjustment  Expenses  attributable  to   such
                  Losses.

         B.       Workers' Compensation/Employer's Liability
                  ------------------------------------------

                  1. Up to and including the first $250,000 of Incurred Losses covered under Part Two - Employer's Liability Insurance of Policies described as Workers' Compensation in Schedule I arising out of bodily injury by accident or occurrence; plus all Allocated Loss Adjustment Expenses attributable to such Losses; and

                  2. Up to and including the first $250,000 of Incurred Losses covered under Part Two - Employer's Liability Insurance of Policies described as Workers' Compensation in Schedule I arising out of bodily injury by disease; plus all Allocated Loss Adjustment Expenses attributable to such Losses.

         C. For all costs and expenses incurred by the Company in connection with seeking recovery as salvage or subrogation for Paid Losses subject to reinsurance under this Article.

         D.  For  Unallocated  Loss  Adjustment  Expenses,  in  accordance  with
         Schedule II attached to this Agreement.

         E. For 100% of Paid Losses in excess of Policy limits, but otherwise within the terms and conditions of the Policy arising as the result of an action against the Company to recover damages, which an Insured under the Policy is legally obligated to pay to a third party, alleging negligence or bad faith in rejecting a settlement within the Policy limits, or in discharging its duty to defend an Insured under the Policy including prosecuting any appeals; plus all Allocated Loss Adjustment Expenses attributable to such Losses.

         F. For 100% of any punitive, exemplary, compensatory or consequential damages, but not including amounts payable under II.E, payable by the Company as the result of an action against the Company alleging negligence or bad faith in the handling of any claim made under a Policy as a result of a direct act by the Reinsurer; plus Allocated Loss Adjustment Expenses attributable to such Losses.

ARTICLE III.      CLAIMS

         A. The Company or its authorized representatives shall adjust, settle or compromise any and all claims arising under the Policies and shall further commence, continue, defend, or withdraw from actions, suits or proceedings under the Policies, and generally do all things relating to claims thereunder that it deems necessary or expedient. Any authorized representative shall follow the Company's claims processing guidelines. While the Reinsurer is not required to investigate or defend claims or suits under the Policies, it may associate, at its own expense, with the Company and its authorized representatives in the defense of any claim, suit or proceeding involving this reinsurance. Except as otherwise specifically provided for in this Agreement, it is the intent of this Agreement that the Reinsurer's liability shall, in all respect, follow the fortunes of the Company under the Policies. All adjustments, settlements and compromises by the Company and its authorized representatives of claims involving Policies, when made by the Company or its authorized representatives, shall be unconditionally binding on the Reinsurer.

         B. All records pertaining to this Agreement and claims arising under the Policies shall be owned by the Company. The Company will, at the request of the Reinsurer, furnish the Reinsurer a copy of any of the Policies and all endorsements and shall make available for inspection and place at the disposal of the Reinsurer at reasonable times any of its records or claims subject to reinsurance under this Agreement.

         C. The Company will pay or credit the Reinsurer up to the amount of the Reinsurer's interest for amounts attributable to salvage, reimbursement obtained or recovery made by the Company relating to any of the Policies, including recovery for any Deductible Amounts as set forth in the Policies which were paid by the Company, after deducting the direct cost (excluding Unallocated Loss Adjustment Expenses) of obtaining such salvage or reimbursement or making such recovery, and after the Company has been reimbursed up to the amount of any Paid Losses for which the Reinsurer is not liable under Article II.

ARTICLE IV.    PAID LOSS DEPOSIT FUND

         A. The Reinsurer will provide funds for the Company to establish and maintain in its own name a Paid Loss Deposit Fund, for payment of the Reinsurer's liabilities under Article II of this Agreement. The initially required minimum level of the Paid Loss Deposit Fund shall be $****. The Company may at its option adjust the required level of the Paid Loss Deposit Fund quarterly. The adjusted level of the Paid Loss Deposit Fund shall not be greater than 100% of the amount of the total Paid Losses including Allocated Loss Adjustment Expenses paid for the preceding quarter.

         B. The Reinsurer shall, upon receipt of a written request by the Company or a designated claims administrator forward by wire transfer within three (3) business days funds to the

         Company sufficient to maintain the Paid Loss Deposit Fund balance at the minimum level required in Section A above.

         C. In the event the Company is required to make a payment for Paid Losses including Allocated Loss Adjustment Expenses on any one claim in the amount of $25,000, or greater, the Reinsurer shall, notwithstanding the availability of funds in the Paid Loss Deposit Fund, immediately upon receipt of notice forward by wire transfer funds for the full amount of the payments.

         D. The Company may increase the required level of the Paid Loss Deposit Fund each time the Reinsurer fails to make any payment to the Company within the time required by this Agreement. No one individual increase will increase the required level to more than twice that required before the increase.

ARTICLE V.        REINSURANCE PREMIUM

         A. The reinsurance premium shall be the monies actually received and recorded by the Company as premium for the Policies less Return Premiums minus Ceding Commission for the Company:

                  1.       For Workers' Compensation Policies:

                           a.   Hazar
                                -----

                                1. Deposit Premium of $**** flat for Company expenses, including excess loss premium and fees for Boards and Bureaus.

                                2. Deposit Premium of $**** adjustable based on actual Standard Premium at a factor of ****% (estimated Standard Premium of $****) for:

                                      a.  premium taxes; and
                                      b.  liabilities for assessments and pools.

                           b.   ESI Corporate Program
                                ---------------------

                                1. Company expenses of $**** flat; Excess Loss Premium, limited loss control services required by state law; additionally, premium for taxes, fees for boards and bureaus, liability for assessments and pools and residual market loads shall be adjustable based on audited Standard Premium.

                           c.   "Stand Alone" Captive Program
                                -----------------------------

                                1. Deposit Premium shall be based on ****% (Profit and Administration charge of ****%, Excess Loss Premium Factor of ****%, Boards and Bureaus charge of ****%) of the estimated Standard Premium for Company expenses, excess loss premium, and fees for boards and bureaus.

                                2. Premium taxes and residual market loads shall be based on estimated policy premium multiplied by the applicable state factors.

         B. Within fifteen (15) days after the end of each calendar quarter, the Company will send the Reinsurer a Reconciliation Statement including:

                  a.       Premiums received by the Company under the Policies;
                  b.       Return Premiums;
                  c.       Premiums payable to the Reinsurer;
                  d.       Payments made by the Reinsurer;
                  e.       Paid Losses;
                  f.       Allocated Loss Adjustment Expenses;
                  g.       Unallocated Loss Adjustment Expenses;
                  h.       Amounts required to fund the Paid Loss Deposit Fund;
                  i. Federal Insurance Excise Tax or other tax on Reinsurance Premium paid by the Company;
                  j. Any other amounts paid or recovered by the Company subject to this Agreement;
                  k.       Reconciliation Balance;
                  l.       Claims reported; and
                  m. Such other information and in such form and detail as shall be mutually agreed upon in writing by the Company and the Reinsurer, or that may be required by regulatory authorities with jurisdiction over either party.

         C. If the result of any such reconciliation is that the Reinsurer owes money to the Company, the Reinsurer will within fifteen (15) days after receipt of the Reconciliation Statement pay the amount due.

         D. If the result of any such reconciliation is that the Company owes money to the Reinsurer, the Company will pay the amount due as set forth in the Reconciliation Statement.

         E. All amounts due the Reinsurer or the Company under this Agreement or any other agreement between the parties shall be subject to the right of offset.

ARTICLE VI.       COLLATERAL TRUST

         A. The Reinsurer shall execute a Trust Agreement and establish a trust account for the benefit of the Company as security for the Reinsurer's obligations under this Agreement. The bank must be approved by the Company. The Trust Agreement shall be in a form acceptable to the Company.

         B. The Reinsurer's obligations being secured shall include:

                  1. Losses and Allocated Loss Adjustment Expenses, for which the Reinsurer is liable under Article II paid by the Company, but not recovered from Reinsurer;

                  2. Company's reserves for Losses reported and Allocated Loss Adjustment Expenses on such Losses for which the Reinsurer is liable under Article II;

                  3. Company's reserves for Losses incurred but not reported for which the Reinsurer is liable under Article II;

                  4. The Reinsurer's liabilities under Articles II.E and II.F.

                  5. Return premiums paid by the Company, but not recovered from the Reinsurer;

                  6. Company's reserves for unearned premiums;

                  7.  Maintaining  the  level of the Paid Loss  Deposit  Fund in
                  Article IV;

         All without diminution because of the insolvency of the Company or the Reinsurer.

         C. The Reinsurer shall deposit assets with the Trustee only in cash. All assets held in the trust account must as appropriate include executed assignments, endorsements in blank, or have title transferred to the Trustee so that the Trustee may, upon the direction of the Company, negotiate the trust account assets without further consent, authorization or signature required.

         D. The Company may, notwithstanding any other provisions to the contrary contained in this Agreement, withdraw assets from the trust to be used and applied by the Company or its successors in interest without diminution because of the Company's insolvency only for the following purposes:

                  1. to reimburse the Company for the Reinsurer's share of Return Premiums.

                  2. to reimburse the Company for the Reinsurer's share of Paid Losses.

                  3. to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Policies ceded under this Agreement. Such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred, and unearned premium reserves; and

                  4. to pay any other amounts the Company claims are due under this Agreement.

         E. The Company may require the Reinsurer to provide additional collateral before the end of any calendar year by giving at least sixty
         (60) days notice to the Reinsurer of the amount of additional collateral that will be required. Such Collateral shall comply with all the requirements of this Article and the Reinsurance Trust Agreement.

         F. The Reinsurer shall deliver any Collateral to the Company at:

                       RELIANCE NATIONAL RISK SPECIALISTS
                                 77 Water Street
                            New York, New York 10005
                          (Attn: Financial Department)

         G. If the Reinsurer fails to provide the Company with any additional or substitute collateral, the Company shall have the right to draw upon the full amount of any existing Letter of Credit or other collateral and to apply such funds to secure the obligations of the Reinsurer hereunder.

ARTICLE VII.      TAXES

         A. The Company is responsible for the payment of all taxes on premiums received under the Policies.

         B. The Reinsurer is responsible for the payment of all taxes on reinsurance premiums hereunder, and shall reimburse the Company for any taxes it may pay on such premiums including any Federal Insurance Excise Tax (FIET).

ARTICLE VIII.     ARBITRATION

         A. Submission to Arbitration. As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire meeting at the Company's offices in New York unless otherwise mutually agreed.

         B. Notice. The notice requesting arbitration shall state in particulars all principal issues to be resolved and shall set a date for the hearing, which date shall be no sooner than 90 days and no later that 120 days from the date that the notice requesting arbitration is mailed.

         C. Discovery. Each party may obtain discovery from the other through written interrogatories and through requests for documentation, or may depose witnesses upon notice to the other. Any objections to production of documents or to the scope of discovery shall be submitted to the umpire for resolution. The umpire may schedule a conference at which the parties may present oral arguments and submit written briefs with respect to the production of documents or the scope of discovery. The umpire shall render a decision within two business days of the conference. The decision shall be binding on the parties.

         D. Arbitration Board Membership. The members of the board of arbitration shall be active or retired and disinterested officials of insurance companies or lawyers. Each party shall appoint its own arbitrator and the two arbitrators shall choose a third arbitrator as umpire before the date set for the hearing. The umpire shall be a lawyer. If a party fails to appoint its arbitrator within 30 days after having received a written request from the other, the other shall appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of the umpire within 30 days after their appointment, each of them shall name three, of whom the other shall decline two and the selection of the umpire from the remaining two nominees shall be made by drawing lots. The umpire shall promptly notify all parties to the arbitration of his selection.

         E. Submission of Briefs. The patties shall submit their initial briefs within 20 days from appointment of the umpire. Each may submit reply briefs within 10 days after filing the initial briefs.

         F. Arbitration Award. The board shall make an award with regard to the custom and usage of the insurance business which shall be in writing and shall state the factual and legal basis for the award. The board may award interest but may not award punitive, exemplary or similar damages arising out of or in connection with a breach of this Agreement. The award shall be based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. At its own election or at the request of the board, either party may submit a post-hearing brief for consideration of the board within 20 days of the close of the hearing. The board shall make its award within 30 days following the close of the hearing or the submission of post-hearing briefs, whichever is longer, unless the parties consent to an extension. A decision by the majority of the members of the board shall become the award of the board and shall be final and binding upon all parties to the proceeding. Either party may apply to the United States District Court for the District of New York or to a State Court of competent jurisdiction for an order confirming the award or to enforce any decision by the umpire with respect to discovery. A judgement of such Court shall thereupon be entered on the award. If such an order is issued, the attorneys' fees of the party so applying and court costs will be paid by the party against whom confirmation is sought.

         G. Arbitration Expense. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceedings or any other costs relating to the arbitration may be allocated by the board.

         H. Survival. This Article shall survive the termination of this Agreement.

ARTICLE IX.       TERMINATION

         A. This Agreement may be terminated in whole or in part by the Company by giving ninety (90) days prior written notice to the Reinsurer. The Reinsurer shall have the right to terminate this Agreement by giving prior written notice to the Company which shall be not less than sixty
         (60) days more than the longest period required for notice of cancellation under the Policies or the laws and regulations of any jurisdiction in which policies are issued or delivered.

         B. The Reinsurer shall be entitled to credit for a pro-rata portion of the reinsurance premium to which it would have been entitled had this Agreement not been terminated.

ARTICLE X.        SURVIVAL OF OBLIGATIONS

         A. Reinsurer recognizes that the Company's obligations which accrue during the term of the Policies will survive the termination of those Policies, and that Reinsurer's obligations under this Agreement will survive the termination of those Policies and this Agreement.

         B. If this Agreement terminates, the Reinsurer's obligations and responsibilities under this Agreement will continue with respect to Losses on Policies issued or renewed prior to the effective date of termination of this Agreement.

         C. Any Policy required to be renewed under any state law, or regulation or order shall be deemed renewed prior to the termination of this Agreement whether or not renewed prior to the date of termination.

         D. The Company and Reinsurer agree that they will cooperate in the handling of all such outstanding business existing on the effective date of termination until such business has expired either by cancellation or by the terms of the Policies, and all regulatory requirements are met.

ARTICLE XI.       INTEREST AND COLLECTION COSTS

         A. Reinsurer will reimburse the Company for Company's attorneys' fees and court costs incurred in attempting to collect amounts, including interest, which are due the Company under this Agreement hut not paid within the time requited by this Agreement.

         B. Either party will pay to the other interest at the monthly rate of one and one-half percent (1.5%) on any amount that is not paid within the time required by this Agreement. Interest shall accrue from the time any payment is payable under this Agreement.

ARTICLE XII.      ERRORS AND OMISSIONS

         Inadvertent delays (other than in payments due), errors or omissions made by the Company or the Reinsurer in connection with this Agreement or any transaction hereunder shall not relieve the other party from any liability which would have attached, had such delay, error or omission not occurred, provided that such error or omission is rectified as soon as possible after discovery.

ARTICLE XIII.     INSOLVENCY

         A. The Reinsurer hereby agrees that, as to all reinsurance made, ceded, renewed or otherwise becoming effective hereunder, all amounts payable under this Agreement shall be paid by the Reinsurer on the basis of the liability of the Company under the Policies, without diminution because of the insolvency of the Company, directly to the Company or to its liquidator, receiver or other statutory successor.

         B. It is further agreed and understood that in the event of insolvency of the Company, the liquidator or receiver or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of any claim against the insolvent Company under any of the Policies within a reasonable time after such claim is filed in the insolvency proceeding; and that during the pendency of any such claim the

         Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where any such claim is to be adjudicated any defense or defenses which it may deem available to the Company or its liquidator or receiver or statutory successor. Any expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer as the assuming insurer.

         C. It is further agreed and understood that as to all reinsurance made, ceded, renewed or otherwise becoming effective hereunder, in the event of insolvency of the Company all amounts payable under this Agreement shall be paid by the Reinsurer to the named Insured under the Policies when the Reinsurer with the consent of the Named Insureds under the Policies has assumed the obligations of the Company under any of the Policies as direct obligations of the Reinsurer to the payees under any such Policy and in substitution for the obligations of the Company to such payees.

ARTICLE XIV.      MISCELLANEOUS

         A. This Agreement shall be governed by and construed according to the laws of the State of New York.

         B. This Agreement may not be assigned by the Reinsurer unless the written approval of the Company is first obtained.

         C. Any notices, requests or other communications hereunder will be in writing and will be deemed to have been received when deposited in the United States mail with proper postage fees prepaid, addressed as follows:

                  1.       If to the Reinsurer, then to:

                           Camelback Insurance Ltd.
                           c/o American International Ltd.
                           29 Richmond Road, P.O. Box HM 152
                           Hamilton, Bermuda HM AX
                           (Attn:   Mr. John R. Weale)

                  2.       If to Company, then to:

                           RELIANCE NATIONAL RISK SPECIALISTS
                           77 Water Street
                           New York, New York 10005
                           (Attn:   Mr. Anthony Chismar, Risk Management)

                  3.       If to the Insured, then to:

                           Employee Solutions, Inc.
                           6225 North 24th Street
                           Phoenix, AZ 85016

         D.  Except for a  termination  in  accordance  with the  provisions  of
         Article IX.A, this Agreement may not be released, discharged, changed or modified except by an instrument in writing signed by a duly authorized representative of both of the parties.

         IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized persons, intending to be legally bound have signed this Agreement.

REINSURER:                                           COMPANY:
Camelback Insurance, Ltd.                   Reliance National Indemnity
                                            Company and Reliance Insurance
                                            Company


By: /s/ Marvin Brody                        By: /s/
   -----------------------------------         --------------------------------
Title:  CEO, Chairman, Pres                 Title:  First Vice President
      --------------------------------            -----------------------------
Date:   4/4/97                              Date:    March 24, 1997
     ---------------------------------           ------------------------------

Witness:                                    Witness:
        ------------------------------              ---------------------------

                                   SCHEDULE I

                          to the Reinsurance Agreement

                                     between

                       Reliance National Indemnity Company
                           Reliance Insurance Company
                                 (the "Company")

                                       and

                            Camelback Insurance Ltd.
                                (the "Reinsurer")

                             Effective: May 1, 1995
                             ----------------------



POLICY #
--------

NWA1744400-00 through NWA1744500-00

NWA1754307-00 through NWA1754607-00

NWA1754206-00 through NWA1754306-00

NWA1754900-00 through NWA1755500-00

NWA2000100-00 through NWA2000200-00

NWA1279600-00 through NWA1280100-00


NWA0118958-00 - Effective 11/7/94 - 6/l/95


All Policies issued by the Company's agent shall be deemed included in this Schedule and subject to this Agreement.

                               ADDENDUM NUMBER ONE

                                       TO

                              REINSURANCE AGREEMENT


         WHEREAS, a Reinsurance Agreement effective May 1, 1995, was entered into by and between Reliance National Indemnity Company and Reliance Insurance Company (collectively and individually referred to as "Company") and Camelback Insurance Ltd. ("Reinsurer");

         WHEREAS, the parties wish to amend the terms of the Reinsurance Agreement;

         NOW THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

         1. The parties ratify and confirm the Reinsurance Agreement except as provided herein.

         2. Effective May 1, 1996, Schedule I shall be amended to add the following Policies:

                  POLICY NUMBERS
                  --------------

                  NWA1280101-00 through NWA1280150-00

         3. For Policies effective on or after May 1, 1996, Article V.A. - Reinsurance Premium shall be amended as follows:

                  A. The reinsurance premium shall be the monies actually received and recorded by the Company as premium for the Policies less Return Premiums minus Ceding Commission for the
                  Company:

                           1.       For Workers' Compensation Policies:

                                    a. ESI Corporate Program
                                       ---------------------

                                            1.  Deposit  Premium  of  $****  for
                                    Company  expenses,   including  excess  loss
                                    premium and fees for Boards and Bureaus at a factor of ****% (estimated Standard Premium of $****).

                                            2.   Deposit    Premium   of   $****
                                    adjustable based on actual Standard Premium at a Multiplier of **** (estimated Standard Premium of $****) for:

                                                  a. premium taxes; and

                                                  b. liabilities for assessments
                                                     and pools.

                                    b. "Stand Alone" Captive Program
                                       -----------------------------

                                            1. Profit and Administration  charge
                                            of  ****%  to   $15,000,000   annual
                                            premium,  ****% from  $15,000,000 to
                                            $30,000,000     and    ****%    from
                                            $30,000,000 to $50,000,000).

                                            2. Premium taxes and residual market
                                            loads  shall be  based on  estimated
                                            policy  premium  multiplied  by  the
                                            applicable state factors.

         IN WITNESS WHEREOF, the parties intending to be legally bound have executed this Addendum as of the date set forth below.

REINSURER:                                           COMPANY:
Camelback Insurance, Ltd.                   RNRS on behalf of Reliance
                         National Indemnity Company and
                           Reliance Insurance Company

By:   /s/ Marvin Brody                   By:  /s/
   ------------------------                 ----------------------------------
Title: CEO, Chairman, Pres               Title:   First Vice President
      ---------------------                    -------------------------------
Date:  4/4/97                            Date:   March 24, 1997
     ----------------------                   --------------------------------
Witness:                                 Witness:
        -------------------                      -----------------------------
                                       16